SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
Date of Report (Date of earliest event reported)

IDENTIX INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	01-09641 (Commission File Number)	94-2842496 (I.R.S. Employer Identification No.)

5600 Rowland Road
Minnetonka, MN 55343
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 952-932-0888

Item 7. Financial Statements, pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).
SIGNATURE
EX-99 Press Release

Item 7. Financial Statements, pro Forma Financial Information and Exhibits

(c)	Exhibits

The following are filed as Exhibits to this Report:

Exhibit No	Description of Exhibit

99	Press Release dated April 24, 2003

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

     Pursuant to Item 12 of Form 8-K, Results of Operations and Financial Condition, Identix Incorporated hereby furnishes a press release issued on April 24, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003. Identix provides pro forma net income (loss) per share data as an alternative for understanding the Company’s operating results. Pro forma data is not in accordance with, or an alternative for, GAAP and may be materially different from pro forma measures used by other companies. The pro forma, or non-GAAP, third quarter and nine month net loss relates to the expectations Identix outlined on December 16, 2002 and excludes restructuring and merger-related charges. The Company believes this additional view of results may provide shareholders with relevant information about the Company’s performance.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IDENTIX INCORPORATED

By:	/s/ Erik Prusch Erik Prusch Chief Financial Officer

Date: April 24, 2003

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99	Press Release dated April 24, 2003	Filed Electronically